UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 19, 2021

Date of Report (date of earliest event reported)

GigCapital2, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	GIX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIX	New York Stock Exchange
Right to purchase one-twentieth of one share of Common Stock Warrants to purchase one share of Common Stock	GIX.RT GIX.WS	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed by GigCapital2, Inc. (the “Company” or “GigCapital2”) under Item 1.01 of its Current Report on Form 8-K filed on January 20, 2021, the Company announced its anticipated business combinations (the “Business Combinations”) with UpHealth Holdings, Inc., a Delaware corporation and Cloudbreak Health, LLC. In connection with the proposed Business Combinations, GigCapital2 intends to file with the Securities and Exchange Commission (“SEC”) an amended registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of GigCapital2, and after the amended registration statement is declared effective, GigCapital2 will mail a definitive proxy statement/prospectus relating to the proposed Business Combinations to its stockholders.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of GigCapital2

GigCapital2 is filing this Current Report on Form 8-K to provide the audited financial statements of GigCapital2 which includes the balance sheet as of December 31, 2020 and 2019, and the related statements of operations and comprehensive income (loss), stockholders’ equity and cash flows for the year ended December 31, 2020 and the period from March 6, 2019 (date of inception) through December 31, 2019, including the related notes, prior to the closing of the Business Combination.

Attached hereto as Exhibit 23.1 is the consent of BPM LLP, the independent registered public accounting firm of GigCapital2, related to the above-referenced audited financial statements of GigCapital2 filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of GigCapital2, Inc. as of and for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer and President